                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     FLAG INVESTORS INTERNATIONAL FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------
    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                     FLAG INVESTORS INTERNATIONAL FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                                                               February __, 2000

Dear Shareholder:

       On January 17, 2000, the Board of Directors of Flag Investors International Fund, Inc. (the "Fund") voted to postpone the scheduled reorganization (the "Reorganization") of the Fund's structure into a master-feeder structure so that shareholders could reconsider the Reorganization. Although shareholders previously approved the Reorganization at a Special Meeting held on October 7, 1999, the Board of Directors decided that the Reorganization warranted additional shareholder consideration because of a change in the expected tax consequences associated with it. Other than the changed tax consequences, the structure of the Reorganization remains unchanged from the Fund reorganization that voting shareholders overwhelmingly approved last October.

       Enclosed is further information relating to the Reorganization, including a Questions and Answers section, proxy statement and proxy card.

         The proxy statement discusses the change in the expected tax consequences associated with the Reorganization in detail. In short, the Reorganization originally was not expected to have tax consequences for the Fund's shareholders. This expectation was not met, and now the Reorganization is expected to result in a taxable capital gains distribution for shareholders. Although the tax consequences of the Reorganization have changed, the primary motivation for the Reorganization remains unaffected. The Board of Directors continues to believe that the Reorganization is in the best interests of the Fund and its shareholders, and recommends that shareholders once again vote to approve the Reorganization.

       In addition to the Reorganization, shareholders are also being asked to consider a proposal to elect a Board of Directors of the Fund. The Board of Directors of the Fund believes that each proposal is important and recommends that you read the enclosed materials carefully and then vote for both proposals.

       What you need to do:

     o    Read all enclosed materials including the Questions & Answers section.

     o    Choose one of the following options to vote:

          1. By Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided.

          2.   By Telephone: Call the Toll-Free # on your proxy card.

          3.   By Internet: Logon to www.proxyvote.com.
          4.   Attend the Shareholder Meeting (details enclosed).

                                    Sincerely,


                                    Truman T. Semans
                                    Chairman
                                    Flag Investors International Fund, Inc.

                                                                 February , 2000
                                 IMPORTANT NEWS
                               FOR SHAREHOLDERS OF
                     FLAG INVESTORS INTERNATIONAL FUND, INC.

         While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the primary matter affecting the Fund that requires a shareholder vote.



                          Q & A: Questions and Answers


Q. What are shareholders being asked to vote on?

A. At the Special Meeting, shareholder are voting on the following:

          o The reorganization of the Fund's structure into a master/feeder structure (the "Reorganization") under which the Fund would invest all of its assets in the International Equity Portfolio. As a result, the Fund's investments would be managed by Michael Levy, a portfolio manager with Bankers Trust Company.

          o The election of Directors for the Fund's Board, including the election of two new Directors contingent upon shareholder approval of the Reorganization.


Q. Fund shareholders approved the Reorganization of the Fund in October 1999. Why are Fund shareholders being asked to approve the Reorganization again?

A. Shareholders are being asked to approve the Reorganization again because the expected tax effects of the Reorganization have changed.


Q. What are the expected tax effects of the reorganization as of now?

A. During calendar year 1999 the Fund's net asset value increased 21.73 percent. If the Reorganization is approved, the Fund expects to immediately recognize most of its unrealized gains and pay a capital gains distribution to shareholders. If this Reorganization distribution were determined as of the date of this proxy, the distribution would be approximately [19.5] percent of the current net asset value. This is equivalent to $[3.97] per share, consisting of long term capital gains of $[3.90] and short term capital gains of $.[07]. The amount of the actual distribution per share may vary significantly from this estimate depending primarily upon the extent of gains actually realized when Fund portfolio securities are sold, the extent of losses or credits that offset those gains, and the number of Fund shares outstanding. International markets can be volatile, and the amount of the actual distribution per share is likely to fluctuate from the estimated amount as the value of the Fund's holdings change.


Q. How will the Reorganization distribution affect me? Should I sell my Fund shares?

A. If you hold your shares in an IRA or other tax deferred account, the distribution will not affect your tax liabilities. Otherwise, taxes owed on the distribution are not payable until such time as you ordinarily pay your taxes. You should consult with your tax advisor concerning your individual situation. Selling your shares will also have tax consequences. Particularly if you have owned your shares for more than one year, any capital gains generated when you sell your shares may exceed the Reorganization distribution. You could end up owing more in taxes by selling now than by remaining a shareholder.

Q. In light of the expected capital gains distribution, is the Reorganization still a good idea?

A. Yes. Although the tax impact of the Reorganization has changed, the primary motivation for the Reorganization remains unchanged - the ability for the Fund to invest in a larger fund with an excellent performance record, and for the Fund's shareholders to receive added diversification and, in the long run, the potential for reduced overall expenses.

Q. What will happen if shareholders do not approve the Reorganization?

A. The Fund is relatively small in size. The Fund's advisor has informed the Board of Directors that if the Reorganization is not approved, the advisor will likely recommend liquidating the Fund. A complete liquidation of the Fund will have tax consequences similar to those expected if the Reorganization is approved.

Q.  How does the Board of Directors of the Fund recommend that I vote?

A. After careful consideration, the Board of Directors of the Fund recommends that you vote in favor of both the proposals on the enclosed proxy card.

Q. Where can I get more information?

A. If you need more information, please call [Shareholder Communications Corporation, the Fund's information agent, at 1-800-732-6168.]

Q.  How can I vote my shares?

A.  You may choose from one of the following options to vote your shares:

          o    By mail, with the enclosed proxy card(s) and return envelope.

          o By telephone, with a toll-free call to the telephone number that appears on your proxy card.

          o Through the Internet, by using the Internet address that appears on your proxy card and following the instructions on the site.

          o In person at the shareholder meeting (see details enclosed in the proxy statement).

Q. Will the Fund pay for the proxy solicitation and legal costs associated with this transaction?

A.  No, the Fund's advisor will bear these costs.

         Please vote on both issues on each proxy card that you receive. Thank you for mailing your proxy card promptly.

                     FLAG INVESTORS INTERNATIONAL FUND, INC.
                                One South Street
                            Baltimore, Maryland 21202



                    Notice of Special Meeting of Shareholders
                                February __, 2000

TO THE SHAREHOLDERS OF FLAG INVESTORS INTERNATIONAL FUND, INC.:

         You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Flag Investors International Fund, Inc. (the "Fund"). The Special Meeting will be held on [Thursday, February 17, 2000], at 1:45 p.m. Eastern Time at the offices of Investment Company Capital Corp., in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. The purpose of the Special Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

PROPOSAL 1:   To consider and act upon a proposal to elect a Board of Directors of the Fund.

PROPOSAL 2:   To approve the reorganization of the Fund's structure with modifications to the Fund's investment objective and certain fundamental investment policies.

         Only shareholders of the Fund at the close of business on [January 24, 2000] are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                           Amy M. Olmert
                                           Secretary
Dated:  February __, 2000

                     FLAG INVESTORS INTERNATIONAL FUND, INC.
                                One South Street
                            Baltimore, Maryland 21202

                              --------------------

                                 PROXY STATEMENT
                              --------------------

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                February __, 2000


         This Proxy Statement is furnished by the Board of Directors of Flag Investors International Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on [Thursday, February 17, 2000], at 1:45 p.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about February __, 2000.

                                     Summary

         At the Special Meeting, shareholders will be asked to vote on two proposals:

         Proposal 1 asks shareholders of the Fund to elect a Board of Directors.

         Proposal 2 asks shareholders of the Fund to reorganize the Fund into a master-feeder structure with modifications to the Fund's investment objective and certain fundamental investment policies.

         If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or Internet, allowing sufficient time for the Proxy to be received on or before 1:45 p.m. Eastern Standard Time on [Thursday, February 17, 2000.] If your Proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified, on the Proxy with respect to a specific Proposal, the Proxy will be voted FOR the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

         The close of business on [January 24, 2000.] has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Fund had ___________ shares outstanding. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

         The expenses of the Special Meeting will be borne by Investment Company Capital Corp. ("ICC"), the Fund's advisor. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic, Internet or oral communication by employees and officers of ICC. Additional solicitation may be made by Shareholder Communication's Corporation ("Shareholder Communications"), a solicitation firm located in New York, New York, that has been engaged by the Fund to assist in proxy solicitation.

         Upon request, the Fund will furnish to shareholders, without charge, a copy of the Annual Report for its fiscal year ended October 31, 1999. The Annual Report of the Fund may be obtained by written request to the Fund, One South Street, Baltimore, Maryland 21202, or by calling (800) 553-8080.

         The Fund is registered as an open-end, diversified management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended.


PROPOSAL 1:       To consider and act upon a proposal to elect a Board of
                  Directors of the Fund.

         At the Special Meeting, it is proposed that eight Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Richard R. Burt, Richard T. Hale, Joseph R. Hardiman, Louis E. Levy, Eugene
J. McDonald, Rebecca W. Rimel, Truman T. Semans and Robert H. Wadsworth (each, a "Nominee" and collectively, the "Nominees"). Two Nominees, Ms. Rimel and Mr. Hale, are not currently members of the Board of Directors. Messrs. Richard R. Burt, Joseph R. Hardiman, Louis E. Levy, Eugene J. McDonald, Truman T. Semans and Robert H. Wadsworth were last elected by a vote of shareholders on October 7, 1999. It is the intention of the Board that at least 75% of its members will be disinterested persons within the contemplation of Section 15(f) of the 1940 Act and will remain disinterested persons for at least three years after the Merger. For this reason, the election of Ms. Rimel and Mr. Hale is contingent upon shareholder approval of Proposal 2.

         At a meeting held on January 17, 2000, the nominating committee of the Board of Directors, a committee comprised of independent directors, recommended to the full Board the nomination of all Nominees, contingent upon their approval by shareholders and, for Ms. Rimel and Mr. Hale, shareholder approval of Proposal 2. The Board of Directors approved all Nominees, subject to the conditions specified. If all conditions are met, the Nominees will serve as directors of the Fund.

         The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. The Special Meeting will provide the Board with operating flexibility by providing greater assurance that the Board of Directors will be able to fill vacancies that may occur in the future.

         Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, may hold office until his resignation or retirement or until his successor is elected and qualified.

Information Regarding Nominees

         The following information is provided for each Nominee. As of December 31, 1999, the Nominees as a group and the Directors and officers of the Fund as a group beneficially owned an aggregate of ________ shares, representing ____% of the total outstanding shares of the Fund.


                                                                                     Shares Beneficially
   Name and Position with                 Business Experience during the Past            Owned as of
         the Fund              Age     Five Years (including all directorships)      December 31, 1999**     Percentage
   ----------------------      ---     ----------------------------------------      -----------------       ----------

Truman T. Semans*              72    Vice Chairman, Brown Investment Advisory &    _______ shares                ***
  Chairman and                       Trust Company (formerly, Alex. Brown
  Director since 1993                Capital Advisory & Trust Company);
                                     Director, Investment Company Capital Corp.
                                     (registered investment advisor); and
                                     Director and Chairman, the Executive
                                     Committee of Virginia Hot Springs, Inc.
                                     (property management).  Formerly, Managing
                                     Director, BT Alex. Brown Incorporated; and
                                     Vice Chairman, Alex. Brown & Sons
                                     Incorporated (now BT Alex. Brown
                                     Incorporated). Director of 10 funds in the
                                     Fund Complex.****


                                                                                     Shares Beneficially
   Name and Position with                 Business Experience during the Past            Owned as of
         the Fund              Age     Five Years (including all directorships)      December 31, 1999**     Percentage
   ----------------------      ---     ----------------------------------------      -----------------       ----------

Richard R. Burt                52    Chairman, IEP Advisors, Inc.; Chairman of     None                          ***
Director since 1999                  the Board, Weirton Steel Corporation;
                                     Member of the Board, Archer Daniels Midland
                                     Company (agribusiness operations),
                                     Hollinger International Inc. (publishing),
                                     Homestake Mining Company (mining and
                                     exploration), HCL Technologies (information
                                     technology) and Anchor Technologies (gaming
                                     software and equipment); Director, Mitchell
                                     Hutchins family of funds and Deutsche
                                     Funds, Inc.; Trustee, Deutsche Portfolios
                                     (registered investment companies); and
                                     Member, Textron Corporation International
                                     Advisory Council; Formerly, Partner,
                                     McKinsey & Company (consulting), 1991-1994;
                                     and Formerly, U.S. Chief Negotiator in
                                     Strategic Arms Reduction Talks (START) with
                                     former Soviet Union and U.S. Ambassador to
                                     the Federal Republic of Germany, 1985-1991.
                                     Nominee for Director of 8 funds in the Fund
                                     Complex.

Richard T. Hale                54    Managing Director, Deutsche Asset                    _________              ***
  Nominee                            Management Americas; Managing Director, BT
                                     Alex. Brown Incorporated; Director and
                                     President, Investment Company Capital Corp.
                                     (registered investment advisor).  Formerly,
                                     Director, ISI Family of Funds (registered
                                     investment companies).  Chartered Financial
                                     Analyst.


Joseph R. Hardiman             62    Private Equity Investor and Capital Markets          _________              ***
  Director since 1999                Consultant; and Director, Wit Capital Group
                                     (registered broker dealer) and The Nevis
                                     Fund (registered investment company).
                                     Formerly, Director, Circon Corp. (medical
                                     instruments), November 1998 - January,
                                     1999; President and Chief Executive
                                     Officer, The National Association of
                                     Securities Dealers, Inc. and The NASDAQ
                                     Stock Market, Inc., 1987-1997; Chief
                                     Operating Officer of Alex. Brown & Sons
                                     Incorporated 1985-1987; and General
                                     Partner, Alex. Brown & Sons Incorporated
                                     (now BT Alex. Brown Incorporated),
                                     1976-1985.  Director of each fund in the
                                     Fund Complex.



                                                                                     Shares Beneficially
   Name and Position with                 Business Experience during the Past            Owned as of
         the Fund              Age     Five Years (including all directorships)      December 31, 1999**     Percentage
   ----------------------      ---     ----------------------------------------      -----------------       ----------


Louis E. Levy                  66    Director, Kimberly-Clark Corporation                _________ *             ***
  Director since 1994                (personal consumer products); and Household         _________
                                     International (finance and banking).
                                     Formerly, Chairman of the Quality Control
                                     Inquiry Committee and American Institute of
                                     Certified Public Accountants, 1992-1998;
                                     Trustee, Merrill Lynch Funds for
                                     Institutions, 1991-1993; Adjunct Professor,
                                     Columbia University - Graduate School of
                                     Business, 1991-1992; and Partner, KPMG Peat
                                     Marwick, retired 1990. Director of each
                                     fund in the Fund Complex.


Eugene J. McDonald             67    President, Duke Management Company                     None                 ***
  Director since 1993                (investments); Executive Vice President,
                                     Duke University (education, research and
                                     health care); Executive Vice Chairman and
                                     Director, Central Carolina Bank & Trust
                                     (banking); and Director, Victory Funds
                                     (registered investment companies).
                                     Formerly, Director, AMBAC Treasurers Trust
                                     (registered investment company) and DP Mann
                                     Holdings (insurance). Director of each fund
                                     in the Fund Complex.

Rebecca W. Rimel               48    President and Chief Executive Officer, The             None                 ***
  Nominee                            Pew Charitable Trusts (charitable
                                     foundation); Director and Executive Vice
                                     President, The Glenmede Trust Company
                                     (investment trust and wealth management).
                                     Formerly, Executive Director, The Pew
                                     Charitable Trusts and Director, ISI Family
                                     of Funds (registered investment companies).

Robert H. Wadsworth            59    President, The Wadsworth Group (registered             None                 ***
 Director since 1999                 investment advisor), First Fund
                                     Distributors, Inc. and Guinness Flight
                                     Investments Funds, Inc. (registered broker
                                     dealer); Director, The Germany Fund, Inc.,
                                     The New Germany Fund, Inc., The Central
                                     European Equity Fund, Inc., and Deutsche
                                     Funds, Inc.; Trustee, Deutsche Portfolios;
                                     and Vice President, Professionally Managed
                                     Portfolios and Advisors Series Trust
                                     (registered investment companies).  Nominee
                                     for Director of 8 funds in the Fund Complex.


------------------------
      * Denotes an individual who is an "interested person" as defined in the 1940 Act.

** This information has been provided by each Nominee for Director of the Fund.
*** As of December 31, 1999, the Nominees as a group beneficially owned an aggregate of _______ shares representing ___% of the total outstanding shares of the Fund.
**** The "Fund Complex" consists of 8 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investors services for which ICC provides investment advisory or administrative services.

* Mr. Levy disclaims beneficial ownership of these shares, as they are held by his wife in trust for his children.

Compensation of Directors

         Each Director who is not an "interested person" within the meaning of the 1940 Act, as well as the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended October 31, 1999, Independent Directors' fees (including fees paid to the Fund's President) attributable to the assets of the Fund totaled $[1,603]. Officers of the Fund, except the Fund's President, receive no direct remuneration from the Fund. Officers of the Fund who are employees of Deutsche Asset Management Americas or its affiliates may be considered to have received remuneration indirectly.

         Any Director who receives fees from the Fund is permitted to defer between 50% and 100% of his annual compensation pursuant to a Deferred Compensation Plan. [Ms. Rimel] and Messrs. Burt, Levy, McDonald, Vogt and Wadsworth have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select from various funds in the Fund Complex and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

         The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended October 31, 1999 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended October 31, 1999 by the Fund Complex is also set forth in the compensation table below.

                               COMPENSATION TABLE

                                                               Pension or Retirement
                                           Aggregate            Benefits Accrued as    Total Compensation      Number of Funds
                                          Compensation             Part of Fund           from the Fund        in Fund Complex
                                            Payable                  Expenses           and Fund Complex     for which Director
       Name and Position                 from the Fund                                Payable to Directors         Serves
       ------------------                -------------                                --------------------         ------

Truman T. Semans, Chairman(1)                  $0                       $0                     $0                    10

Richard R. Burt, Director                     N/A                       N/A                    N/A                   N/A

James J. Cunnane, Director                    $___                      (3)                  $39,000                 12(4)




                                                               Pension or Retirement
                                           Aggregate            Benefits Accrued as    Total Compensation      Number of Funds
                                          Compensation             Part of Fund           from the Fund        in Fund Complex
                                            Payable                  Expenses           and Fund Complex     for which Director
       Name and Position                 from the Fund                                Payable to Directors         Serves
       ------------------                -------------                                --------------------         ------



Joseph R. Hardiman(5)                         $___                      N/A                  $39,000                 12(6)

Louis E. Levy, Director                       $___                      (3)                  $49,000                 12(4)

Eugene J. McDonald, Director                  $___                      (3)                  $39,000                 12(4)

Carl W. Vogt, Esq., Director                  $___                      (3)                  $39,000                 12(4,6)

Robert H. Wadsworth, Director                 N/A                       N/A                    N/A                   N/A

 -------------------

1    A Director who is an "interested person" as defined in the 1940 Act.

3 The Fund Complex has adopted a Retirement Plan for eligible Directors and the Fund's President as described below. The actuarially computed pension expense for the Fund for the fiscal year ended October 31, 1999 was approximately $____.

4    One of these funds ceased operations on July 29, 1998.

5    Elected to the Fund's Board on January 22, 1999.

6 Messrs. Hardiman and Vogt received (prior to their appointment or election as Directors to all the Funds in the Fund Complex) proportionately higher compensation from each fund for which they served.




         The Fund Complex has adopted a retirement plan (the "Retirement Plan") for the Fund's President and for Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (each, a "Participant" and collectively, the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned in his last year of service. The fee will be paid quarterly, for life, by each fund for which he serves. The Retirement Plan is unfunded and unvested. The Fund has two Participants, a Director who retired effective December 31, 1994, and another Director, who retired effective December 31, 1996. These Participants qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his last year of service. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1999, are as follows: Messrs. Hardiman (1), Levy (5), McDonald (7) and Vogt (4).

        Estimated Annual Benefits Payable by Fund Complex Upon Retirement

                                   Chairmen of Audit
Years of Service               and Executive Committees      Other Participants
----------------               ------------------------      ------------------

    6   years                        $ 4,900                       $ 3,900

    7   years                        $ 9,800                       $ 7,800

    8   years                        $14,700                       $11,700

    9   years                        $19,600                       $15,600

   10   years or more                $24,500                       $19,500




Meetings and Committees of the Board of Directors

         There were four regular meetings of the Board of Directors held during the fiscal year ended October 31, 1999. All Directors attended all of the meetings held during their respective terms.

         The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants. The Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended October 31, 1999, were [Messrs. Levy (Chairman), Hardiman, McDonald, and Vogt], each of whom is not an "interested person" within the meaning of the 1940 Act. [Messrs. Burt and Wadsworth became members of the Nominating Committee upon their election to the Board on October 7, 1999].If elected, Ms. Rimel will become a member of the Audit and Compliance Committee. The Audit and Compliance Committee met four times during the fiscal year ended October 31, 1999. All incumbent members attended all of the meetings held during their respective terms. The Chairman receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of the fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

         The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended October 31, 1999, were, [Messrs. McDonald (Chairman), Cunnane, Hardiman, Levy and Vogt], each of whom is not an "interested person" within the meaning of the 1940 Act. [Messrs. Burt and Wadsworth became members of the Nominating Committee upon their election to the Board on October 7, 1999]. If elected, Ms. Rimel will become a member of the Nominating Committee. The Nominating Committee met [once] during the fiscal year ended October 31, 1999 and all incumbent members attended the Meeting.

         The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended October 31, 1999, were [Messrs. Cunnane (Chairman), Hardiman, Levy, McDonald and Vogt,] each of whom is not an "interested person" within the meaning of the 1940 Act. Messrs. Burt and Wadsworth became members of the Nominating Committee upon their election to the Board on October 7, 1999]. If elected, Ms. Rimel will become a member of the Nominating Committee. [The Compensation Committee did not meet during the fiscal year ended October 31, 1999.]

         The Board of Directors has an Executive Committee. The Executive Committee makes recommendations to the full Board of Directors with respect to the renewal of the Fund's agreements with its service providers. The members of the Executive Committee during the fiscal year ended October 31, 1999 were, [Messrs. McDonald (Chairman), Cunnane, Hardiman, Levy and Vogt.] If elected, Messrs. Burt and became members of the Nominating Committee upon their election to the Board on October 7, 1999]. If elected, Ms. Rimel will become a member of the Nominating Committee. The Executive Committee was formed on September 28, 1998, and [did not meet] during the fiscal year ended October 31, 1999. The Chairman receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

Board Approval of the Election of Directors

         At a meeting of the Board of Directors held on January 17, 2000, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board of Directors considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Directors

         The Election of the Directors requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE DIRECTORS.


PROPOSAL 2: To approve the reorganization of the Fund's structure with modifications to the Fund's investment objective and certain fundamental investment policies.

         Shareholders are being asked to (1) approve reorganizing the Fund into a master/feeder structure (the "Reorganization") under which the Fund would invest all of its assets in the International Equity Portfolio (the "IEF Portfolio"); (2) approve modifying the Fund's investment objective so that it conforms with the investment objective of the IEF Portfolio; and (3) approve modifying certain of the Fund's fundamental investment policies so that the Fund may invest all of its assets in the IEF Portfolio.

         The IEF Portfolio is an open-end management investment company organized as a New York Business Trust. The IEF Portfolio is managed by Bankers Trust Company ("Bankers Trust"), a corporate affiliate of the Fund's current advisor, ICC. The IEF Portfolio has been established to serve as the investment portfolio for various investment companies, insurance company separate accounts, and common and co-mingled trust funds. Other entities that invest in the IEF Portfolio have their own expense structure and, to the extent their expenses are different from the Fund's, their returns will be different as well. Shares of the IEF Portfolio are not offered for sale directly to the public.


Prior Shareholder Approval of the Reorganization and Related Events

       At a special meeting of shareholders held on October 7, 1999, shareholders of the Fund voted to approve the Reorganization, which was scheduled to take place on January 18, 2000. Almost 90% of the shares represented at that meeting voted to approve that transaction. On January 17, 2000, however, the Board met and decided that the Reorganization warranted additional shareholder consideration because of a change in the expected tax consequences associated with it. Accordingly, the Board authorized another special meeting, so that shareholders could consider the revised expected tax consequences of the Reorganization and vote again. Other than the change in the expected tax consequences, the structure of the Reorganization remains unaltered from the transaction that voting shareholders overwhelmingly approved last October.


The Expected Tax Consequences of the Reorganization

         If the Reorganization is approved, the Fund will invest its assets in shares of the IEF Portfolio. The Fund is expected to liquidate all of its securities holdings, unless the IEF Portfolio also holds these same types of securities. In this event, the Fund will retain its securities holdings only in the same proportion in which the IEF Portfolio holds them. After the restructuring of the Fund's holdings, the Fund will exchange its cash and remaining portfolio securities for shares in the IEF Portfolio. The Reorganization itself is not a taxable event. The anticipated sale of Fund holdings, however, will cause the Fund to recognize capital gains.

         The Board of Directors authorized a capital gains distribution to Fund shareholders of record as of [February [], 2000] (the "Reorganization Distribution"), contingent upon shareholder approval of the Reorganization. During calendar year 1999 the Fund's net asset value increased 21.73 percent, and, in connection with the Reorganization, the Fund expects to recognize most of its unrealized capital gains. If the Fund determined the Reorganization Distribution as of the date of this proxy, the distribution would be approximately [19.5] percent of the Fund's current net asset value. This is equivalent to $[3.97] per share, consisting of long term capital gains of $[3.90] and short term capital gains of $[.07]. The amount of the actual distribution per share may vary significantly from this estimate depending primarily upon the extent of gains actually realized when Fund portfolio securities are sold, the extent of losses or credits that offset those gains, and the number of Fund shares outstanding. International markets can be volatile, and the amount of the actual distribution per share is likely to fluctuate from the above estimated amount as the value of the Fund's holdings change.

         If the Fund transfers securities to the IEF Portfolio as part of the Reorganization, and these securities have unrealized capital gains associated with them, shareholders may have future capital gains tax liability (1) if and when the sale of these securities produces capital gains and (2) to the extent that any such gains realized are not offset by future losses or credits.

         You should consult with your tax advisor if you have specific questions about the federal, state, or local tax implications of the Reorganization.


Reorganizing the Fund into a Master-Feeder Structure

         Shareholders of the Fund are being asked to authorize the liquidation of up to all of the Fund's investable assets (securities and cash) and to exchange the proceeds and remaining securities for a beneficial interest in the IEF Portfolio. After the Reorganization, the only securities owned by the Fund will be the interest in the IEF Portfolio. The Fund will no longer engage an investment advisor and sub-advisor to manage its assets because all of its investable assets will be invested in the IEF Portfolio. It is currently anticipated that the Board will be asked to appoint ICC to serve as the Fund's administrator upon completion of the Reorganization.


         Under this proposed structure, which is known as a master-feeder structure (the Fund being the "feeder" and the IEF Portfolio being the "master"), the Fund would pursue its investment objective through investment in the IEF Portfolio rather than through direct investments in securities. The IEF Portfolio, in turn, invests directly in securities. Shareholders will continue to hold shares of the Fund and the Fund will hold interests in the IEF Portfolio. The value of the shareholder's investment in the Fund will be the same immediately after the Fund's investment in the IEF Portfolio as it was before that investment. The value of a shareholder's investment thereafter will be based directly upon the investment experience of the IEF Portfolio. After the Reorganization, advisory and custodial fees will be an obligation of the IEF Portfolio and will be paid indirectly by the Fund's shareholders. Distribution, transfer agency and shareholder servicing fees will be a direct obligation of the Fund. Although some fees will change, the aggregate fees and expenses paid by the Fund's shareholders are currently expected to remain the same due to a contractual fee waiver by ICC in its anticipated capacity as the Fund's administrator.

         The Fund would be able to withdraw its investment in the IEF Portfolio at any time if the Fund's Board of Directors were to determine that to do so would be in the best interests of the Fund and the Fund's shareholders. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the investable assets of the Fund in another pooled investment vehicle.

Comparative Expenses

         Following are tables showing the actual fees and expenses of the Fund for the fiscal year ended October 31, 1999 and estimates assuming that the Fund had invested all of its investable assets in the IEF Portfolio for the entire fiscal year.

Annual Fund Operating Expenses


                                                      Actual         Estimated

Management Fee..................................       0.75             0.65

Administrative Fee..............................       0.00             0.35

Distribution and/or Service (12b-1) fees........       0.25             0.25

Other Expenses..................................       2.10            -1.65
                                                      ------           ------

Total Annual Fund Operating Expenses............       3.10             2.90
                                                       ----             ----
                                                      (1.60)%*         (1.40)%**
                                                     ======           ======
                                                       1.50             1.50

* The Fund's advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.50% of the Fund's average daily net assets. This agreement will continue until at least February 28, 2001 and may be extended.

** It is currently expected that ICC, in its anticipated capacity as the Fund's administrator, will continue the contractual fee waiver and expense reimbursement agreement so that the Fund's Total Annual Operating Expenses do not exceed 1.50% of the Fund's average daily net assets. This agreement will continue until at least February 28, 2001 and may be extended.


         The current fees and expenses are described more fully in the Prospectus for the Fund. The investment advisory fee for the Fund is an effective fee based on the Fund's total net assets at the time of calculation. ICC is entitled to receive a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets as compensation for its advisory services. Currently, ICC is waiving its advisory fee and reimbursing certain expenses. Glenmede Trust Company ("Glenmede") currently serves as sub-advisor to the Fund and is entitled to receive from ICC an amount equal to 0.55% of the average daily net assets of the Fund as compensation for its sub-advisory services. After the Reorganization, Bankers Trust will be indirectly paid a monthly fee at the effective annual rate of 0.65% of the Fund's average daily net assets as compensation for its advisory services. The IEF Portfolio does not engage an investment sub-advisor. After the Reorganization, it is anticipated that ICC will be paid an administrative fee of 0.35 % of the Fund's average daily net assets. However, it is expected that the Reorganization will not result in any increase in overall fees to shareholders because ICC, in its anticipated capacity as the Fund's administrator, intends to continue the current contractual expense limitation of 1.50% until at least February 28, 2001.

Risks of a Master-Feeder Structure

         There are certain potential risks to the Fund related to investment of all of its assets in the IEF Portfolio. Large-scale redemptions by other investors of their interests in the IEF Portfolio could have adverse effects on the Fund, such as requiring the liquidation of a significant portion of the IEF Portfolio's holdings at a time when it could be disadvantageous to do so. Other interest-holders in the IEF Portfolio may have a greater ownership interest in the IEF Portfolio than the Fund's interest and, therefore, could have effective voting control over the operation of the IEF Portfolio.

         In the event the Fund is required to redeem its interests in the IEF Portfolio for any reason (for instance, because its shareholders did not approve changes in the Fund's investment policies parallel to changes approved for the IEF Portfolio by a majority of its interest holders), the Fund's Board of Directors would attempt to find an appropriate substitute investment vehicle for the Fund's assets. The Board's inability to find a suitable substitute investment vehicle could have a significant effect on the Fund's shareholders.

Management of the Fund

         Under the proposed master-feeder structure, investment advisory services will be provided to the Fund at the master fund (i.e., the IEF Portfolio) level. Accordingly, if shareholders approve the Proposal, the Fund will terminate its investment advisory agreement with ICC and its sub-advisory agreement with Glenmede. The IEF Portfolio is managed by Bankers Trust. Thus, the effect of the Proposal is that shareholders of the Fund will have their investments managed by Bankers Trust, rather than ICC and Glenmede. After the Reorganization, it is anticipated that ICC will provide administrative services to the Fund.

Modification of the Fund's Investment Objective, Policies and Strategies

         Under a master-feeder structure, the feeder fund has the same investment objective as the master fund. Accordingly, to implement the Reorganization, the Fund will need to modify its investment objective to conform it to the investment objective of the IEF Portfolio. In addition, the Fund's investment policies will be changed to one of investing in the IEF Portfolio rather than investing directly in the securities of foreign issuers. A comparison of the investment objectives, policies, strategies and risks of the Fund and the IEF Portfolio is presented below.

         General. The current investment objective, policies and risks of the Fund are, in many respects, similar to those of the IEF Portfolio. There are, however, certain differences. In addition, the Fund and the IEF Portfolio use different strategies to select portfolio securities. The following discussion summarizes some of the similarities and differences between the investment objective, policies, strategies and risks of the Fund and the IEF Portfolio. This discussion is qualified by reference to the Prospectuses and Statements of Additional Information of the Fund and the IEF Portfolio.

         Investment Objectives. The investment objective of both the Fund and the IEF Portfolio are similar. The investment objective of the Fund is long-term growth of capital. The investment objective of the IEF Portfolio is long-term capital appreciation.

         Investment Policies. The investment policies of the Fund and the IEF Portfolio are similar. Each Fund seeks to invest primarily in common stocks of companies located in developed countries outside of the United States. Both Funds intend to invest at least 65% of their total assets in securities traded outside the United States. The Fund allocates its assets among geographic regions and individual countries. While the Fund does not have any specific geographic limitations, it has traditionally invested in the developed countries of Western Europe and Asia. The IEF Portfolio invests in the developed countries that make up the MSCI EAFE Index, plus Canada. The EAFE Index includes developed countries in Europe, Asia and the Far East. The IEF Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Russia, Eastern Europe, and Asia. Typically, the IEF Portfolio does not invest more than 15% of its assets in emerging markets. In certain instances, the Fund and the IEF Portfolio have different fundamental investment policies. See "Changes to the Fund's Fundamental Investment Policies" below for a discussion of these differences.

         Investment Strategies. The investment advisors to the Fund and the IEF Portfolio have different approaches in selecting individual securities for their respective investment portfolios. The Fund's advisor and sub-advisor use a disciplined, value-based approach, that is, they seek stocks that are undervalued in the marketplace. Using this approach, they compare foreign securities markets and individual securities within each market on the basis of value, quality and prospective earnings potential. In selecting investments for the Fund, they allocate the Fund's assets among geographic regions and countries.

         The IEF Portfolio's investment advisor employs a strategy of growth at a reasonable price in managing the IEF Portfolio. Using this approach it seeks to identify companies outside of the United States that combine strong potential for earnings growth with reasonable investment value. The companies that the IEF Portfolio attempts to purchase typically exhibit increasing rates of profitability and cash flow.

         Risks. The following discussion highlights the principal risks associated with an investment in the Fund and the IEF Portfolio. Because of the similarities in the investment objectives and policies of the Fund and the Portfolio, ICC believes that an investment in the IEF Portfolio involves similar risks to an investment in the Fund. These investment risks involve those typically associated with investing in a portfolio of common stocks of foreign issuers. However, due to the differences in the investment policies of the Fund and the IEF Portfolio, there may be different risks in investing in the IEF Portfolio. To the extent that the IEF Portfolio invests in emerging markets, it may face additional risks. Emerging markets countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries and the financial conditions of issuers in emerging markets countries may be more precarious than in other countries. These characteristics may result in greater risk of price volatility in emerging markets countries. In addition, the Fund and the IEF Portfolio may have different risks because they are managed using different investment strategies. Because the IEF Portfolio is managed using a "growth" style, it may under-perform when another investment style (e.g., a value style) is in favor in markets around the world.

         Consequences of Approving the Proposal. The Fund's investment objective is a fundamental policy that cannot be changed without the vote of shareholders. If the Proposal is approved, the Fund's investment objective will be changed from long-term growth of capital to long-term capital appreciation. In addition, if the Proposal is approved, the Fund's investment policy will be to invest all of its assets in the IEF Portfolio. As a result, shareholders would have their investment managed according to the investment policies and strategies of the IEF Portfolio.

Changes to the Fund's Fundamental Investment Policies

         In conjunction with the Reorganization, the Board of Directors approved changes to the Fund's fundamental investment policies necessary for the Reorganization. Certain fundamental investment policies of the Fund currently prohibit the Fund from pursuing its investment objective by investing in the IEF Portfolio. As a result, the Board of Directors approved modifying these policies to permit the Fund to invest all of its assets in the IEF Portfolio. Also, in a master-feeder structure, the investment policies of the feeder fund must permit the same types of investments as those of the master fund. Accordingly, some of the Fund's fundamental investment policies need to be modified so that the Fund's fundamental investment policies are in alignment with those of the IEF Portfolio. Amendments to fundamental investment policies may be made only with the approval of shareholders. Therefore, in approving the Reorganization, shareholders are being asked to approve, in effect, the following changes to the Fund's fundamental investment policies to permit the Reorganization.



          A.      Diversification

                  Currently the Fund's fundamental policies regarding diversification state that:

                  The Fund will not invest more than 5% of its assets in the securities of any single issuer.

                  The Fund will not invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer.

                  If the Proposal is approved, these policies would be eliminated and replaced with the following:

                  The Fund will not, with respect to 75% of its assets, invest more than 5% of the Portfolio's (Fund's) total assets in the securities of any one issuer (excluding cash, cash equivalents, U.S. government securities and the securities of other investment companies) or own more than 10% of the voting securities of any one issuer.

         The primary purpose of this modification to the Fund's fundamental investment policy on diversification is to permit the Fund to invest all of its assets in the IEF Portfolio. Under the current policy, the Fund can invest only 5% of its assets in any one-investment company. The modified policy makes clear that investment companies are not included for the purposes of the 5% test. In addition, if the Proposal is approved, the Fund's diversification policy will be conformed with the diversification limitations of the IEF Portfolio.

         B.       Borrowing

                  Currently, the Fund's fundamental investment policy on borrowing states:

                  The Fund will not borrow money, except as a temporary measure to facilitate settlements or emergency purposes and then only from banks in an amount not exceeding 10% of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equal 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment.

                  If the Proposal is approved, the Fund's fundamental investment policy on borrowing would state:

                  The Fund may lend or borrow money to the extent permitted by the Investment Company Act of 1940, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

         The primary purpose of this modification of the Fund's fundamental investment policy on borrowing is to permit the Fund to borrow to the same extent as permitted by the IEF Portfolio's fundamental policy on borrowing. Under the Fund's current policy, the Fund may borrow up to 10% of its assets to facilitate settlements or for emergency purposes. The IEF Portfolio may borrow up to one third of its assets for temporary or emergency purposes. If shareholders approve the Proposal, the Fund would be permitted to borrow to the extent allowed by the IEF Portfolio's borrowing limitation. In addition, the modified policy would provide the Fund with the flexibility to borrow to the extent permitted by law and regulatory interpretation, including borrowing for investment purposes, should the IEF Portfolio's borrowing policy be changed in the future. The IEF Portfolio has no present intention to borrow more than 10% of its assets for temporary or emergency purposes and cannot currently borrow for investment purposes. The Directors are asking shareholders to approve this modification at this time in order to permit the Reorganization.

         C.       Illiquid Securities

                  Currently, the Fund's fundamental investment policy on illiquid securities states:

                  The Fund will not invest more than 10% of the value of its net assets in illiquid securities (as defined under federal securities and state securities laws), including repurchase agreements with remaining maturities in excess of seven days.

                  If the Proposal is approved, the Fund's fundamental investment policy on illiquid securities will be reclassified as non-fundamental and state:

                  The Fund will not, as a matter of operating policy, invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not currently marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Board of Directors of the Fund) to be liquid).

         The primary purpose of this modification to the Fund's fundamental investment policy on illiquid securities is to conform it to the IEF Portfolio's policy on illiquid securities. Currently, the Fund may invest up to 10% of its net assets in illiquid securities as a matter of fundamental policy. The IEF Portfolio may invest up to 15% of its net assets in illiquid securities. If the Proposal is approved, the Fund's policy on illiquid securities would be conformed to the IEF Portfolio's policy on illiquid securities. In addition, the policy is being reclassified as non-fundamental because the policy is not legally required to be fundamental. The IEF Portfolio has no present intention to invest more than 10% of its net assets in illiquid securities. The Directors are asking shareholders to approve this modification at this time in order to permit the Reorganization.

         D. Real Estate

                  Currently, the Fund has a fundamental investment policy regarding real estate that states:

                  The Fund will not invest in real estate or mortgages on real estate.

                  If the Proposal is approved, the Fund's fundamental investment policy on real estate would state:

                  The Fund may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities).

         The primary purpose of modifying this fundamental investment policy is to permit the Fund to make the same types of investments in real estate as the IEF Portfolio's fundamental policy on real estate allows. Currently, the Fund's policy prohibits direct ownership in real estate and could be interpreted to prevent investments in companies that own real estate. The IEF Portfolio's investment policy makes clear that the Portfolio may invest in companies that own real estate and may hold real estate acquired as a result of ownership of securities. If the Proposal is approved, the Fund's policy on real estate would be conformed to the IEF Portfolio's policy on real estate. The IEF Portfolio may, from time to time, purchase securities of companies that invest in real estate in accordance with its investment objective and policies. The Directors are asking shareholders to approve this modification at this time primarily to permit the Reorganization.

Recommendation of the Board of Directors

         The Board of Directors has carefully considered Proposal 2, which will authorize the Reorganization of the Fund, including necessary amendments to the Fund's investment objective, investment policies and fundamental investment restrictions. At a meeting held on January 17, 2000, the Board approved this proposal and determined to seek shareholder authorization of the actions necessary for the Fund to invest all its investable assets in the IEF Portfolio. In approving this Proposal, the Board considered the tax consequences of the Reorganization for the Fund's shareholders. The Board also heard a report from ICC, the Fund's advisor, noting that if the Reorganization is not approved, the advisor will likely recommend liquidating the Fund, and that a complete liquidation of the Fund will have tax consequences similar to those expected if the Reorganization is approved. The Board also considered the experience and performance record of Bankers Trust's international equity team. Moreover, the Board was informed of the international investing capabilities of Deutsche Bank and its affiliates. In addition, the Board considered the fact that the Fund's fees and expenses are expected to remain the same after the Reorganization due to an anticipated contractual fee waiver between the Fund and ICC.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE REORGANIZATION OF THE FUND'S STRUCTURE WITH MODIFICATIONS TO THE FUND'S INVESTMENT OBJECTIVE AND CERTAIN FUNDAMENTAL INVESTMENT POLICIES.

ADDITIONAL INFORMATION

Directors and Executive Officers

         Information about the Fund's current Directors and principal executive officers is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by DB Alex. Brown or its affiliates.

  ----------------------------------------------------------------------------------------------------------
                                                                                Shares
                                                                             Beneficially
                                              Business Experience            Owned as of
      Name and Position                   During the Past Five Years,      December 31, 1999    Percentage
        With the Fund          Age        including all Directorships
  ----------------------------------------------------------------------------------------------------------

  Truman T. Semans*            72     See "Information Regarding                _______              **
     Chairman and                     Nominees"
     Director  since 1993
  ----------------------------------------------------------------------------------------------------------

  Richard R. Burt              52     See "Information Regarding                  None              **
  Director since 1999                 Nominees"
  ----------------------------------------------------------------------------------------------------------

  Joseph R. Hardiman           62     See "Information Regarding                 ______              **
      Director since 1999             Nominees"
  ----------------------------------------------------------------------------------------------------------

  Louis E. Levy                66     See "Information Regarding                 _____*              **
      Director since 1994             Nominees"                                  _____
  ----------------------------------------------------------------------------------------------------------

  Eugene J. McDonald           67     See "Information Regarding                  None               **
      Director since 1993             Nominees"
  ----------------------------------------------------------------------------------------------------------

  Robert H. Wadsworth          59     See "Information Regarding                  None               **
      Director since 1999             Nominees"
  ----------------------------------------------------------------------------------------------------------

  Amy M. Olmert                36     Vice President, Deutsche Asset              None               **
      Secretary since 1997            Management Americas since 1999;
                                      and Vice President, DB Alex. Brown
                                      LLC (formerly BT Alex. Brown
                                      Incorporated), 1997-1999.
                                      Formerly, Senior Manager, Coopers
                                      & Lybrand L.L.P. (now
                                      PricewaterhouseCoopers LLP), 1988
                                      -1997.

  ----------------------------------------------------------------------------------------------------------

  Charles A. Rizzo             42     Vice President and Department               None               **
      Treasurer since 1999            Head, Deutsche Asset Management
                                      Americas since 1999; and Vice
                                      President and Department Head, DB
                                      Alex. Brown LLC (formerly BT Alex.
                                      Brown Incorporated), 1998-1999.
                                      Formerly, Senior Manager,
                                      PricewaterhouseCoopers LLP,
                                      1993-1998.



  ----------------------------------------------------------------------------------------------------------
                                                                                Shares
                                                                             Beneficially
                                              Business Experience            Owned as of
      Name and Position                   During the Past Five Years,      December 31, 1999    Percentage
        With the Fund          Age        including all Directorships
  ----------------------------------------------------------------------------------------------------------

  Daniel O. Hirsch             45     Principal, Deutsche Asset                   None               **
     Assistant Secretary              Management Americas since 1999;
     Since 1999                       and Principal, DB Alex. Brown LLC
                                      (formerly BT Alex. Brown
                                      Incorporated) 1998-1999.
                                      Formerly, Assistant General
                                      Counsel, United States Securities
                                      and Exchange Commission, 1993-1998.
  ----------------------------------------------------------------------------------------------------------


*    Denotes an individual who is an "interested person" as defined in the 1940
     Act.

** As of December 31, 1999 the Directors and officers of the Fund as a group (__ persons) beneficially owned an aggregate of ______ shares representing ___% of the total outstanding shares of the Fund.

* Mr. Levy disclaims beneficial ownership of these shares, as they are held by his wife in trust for his children.

Investment Advisor and Sub-Advisor

         ICC, the Fund's Advisor, is located at One South Street, Baltimore, Maryland, 21202. Glenmede, the Fund's sub-advisor, is located at One Liberty Place, 1650 Market Street Philadelphia, Pennsylvania, 19103.

Principal Underwriter

         ICC Distributors, Inc., located at Two Portland Square, Portland, Maine, 04104, acts as the Fund's principal underwriter.

Portfolio Transactions

         In the fiscal year ended October 31, 1999, the Fund [did not pay any brokerage commissions] to DB Alex. Brown or its affiliates.

Independent Accountants

         A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending October 31, 1999. A representative of PricewaterhouseCoopers LLP will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

[Beneficial Owners]  TO BE UPDATED

         To the knowledge of fund management, as of the Record Date, the following was a beneficial owner of 5% or more of the outstanding shares of the Fund.


                                                     Amount of Beneficial            Percent of Total Shares
               Name and Address                           Ownership                       Outstanding
------------------------------------------------ ----------------------------- -------------------------------------
BT Alex. Brown, Inc.                                      41,148.853                          6.57%
   FBO 250-10788-19                                         shares
   P.O. Box 1346
   Baltimore, MD  21203
------------------------------------------------ ----------------------------- -------------------------------------

BT Alex Brown, Inc.                                       32,413.906                          5.17%
   FBO 250-10788-18                                         shares
   P.O. Box 1346
   Baltimore, MD  21203
------------------------------------------------ ----------------------------- -------------------------------------

John J. Higgins, Jr.                                      36,205.424                          5.78%
   U/A 06/24/96                                             shares
   Fairfield Jesuit Community Corp.
   c/o Fairfield University
   St. Ignatius Hall
   Fairfield, CT  06430
------------------------------------------------ ----------------------------- -------------------------------------

Submission of Shareholder Proposals

         The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a Corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

         Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory or sub-advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

         A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signature necessary to demand a meeting to consider removal of a Director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

         Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Required Vote

         Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined in the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

         Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposal
2. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to Proposal 1 when they have not received instructions from beneficial owners.

Other Matters

         No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                            By Order of the Directors,



                                                Amy M. Olmert
                                                  Secretary


Dated:  February __, 2000

[FLAG INVESTORS]
DEUTSCHE BANC ALEX, BROWN
MUTUAL FUND SERVICES
MS 1-18-8
ONE SOUTH STREET
BALTIMORE, MD 21202-3220



AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717



                     FLAG INVESTORS INTERNATIONAL FUND, INC.
                         INTERNATIONAL FUND -- CLASS A
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 February __, 2000

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                     FLAG INVESTORS INTERNATIONAL FUND, INC.

This proxy is for your use in voting on various matters relating to Flag Investors International Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on February __, 2000 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

To Vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-8903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.


SHARES                123,456,789,012,00000
CONTROL NUMBER                 101010101010
ACCOUNT NUMBER          1234567890123456789



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
                                             KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    DETACH AND RETURN THIS
                                                        PORTION ONLY

INTERNATIONAL FUND -- CLASS A

Vote on Directors

1.       To consider and act upon a proposal to elect a Board of Directors.
               01)  Truman T. Semans                02)    Richard R. Burt
               03)  Richard T. Hale                 04)    Joseph R. Hardiman
               05)  Louis E. Levy                   06)    Eugene J. McDonald
               07)  Rebecca W. Rimel                08)    Robert H. Wadsworth



[ ] FOR ALL               To withhold authority to vote mark "FOR ALL EXCEPT"
                          and write the nominee's name on the line below.
[ ] WITHHOLD ALL

[ ] FOR ALL EXCEPT:       ---------------------------------------------------



Vote on Proposals

2. To approve the reorganization of the Fund's structure with modifications to the Fund's investment objective and certain fundamental investment policies.

         [ ]  For              [ ]  Against                [ ]  Abstain




Please print and sign your name in the space provided to
authorize the voting of your shares as indicated and return      ---------------------------------------    --------------
promptly.  When signing on behalf of a corporation,              Signature [PLEASE SIGN WITHIN BOX]         Date
partnership, estate, trustor in any other representative
capacity please sign your name and date. For joint accounts,    ---------------------------------------    --------------
each joint owner must sign.                                      Signature (Joint Owners)                   Date
